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                                                         Exhibit 99.B(h)(4)(iii)

[ING FUNDS LOGO]

November 30, 2005

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio and ING Templeton Foreign Equity Portfolio, six newly established series of ING Partners, Inc., ING Global Real Estate Portfolio, ING FMR(SM) Small Cap Equity Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, three newly established series of ING Investors Trust, and ING Diversified International Fund, ING Emerging Markets Fixed Income Fund, ING Greater China Fund, ING Index Plus International Equity Fund and ING International Capital Appreciation Fund, five newly established series of ING Mutual Funds, (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated July 29, 2005.

     The AMENDED AND RESTATED EXHIBIT A has also been updated to1) reflect name changes for ING Salomon Brothers Fundamental Value Portfolio to ING Davis Venture Value Portfolio, ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Mid Cap Disciplined Portfolio and ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio 2) by the removal of ING GET U.S. Opportunity Portfolio - Series 1 and ING GET U.S. Opportunity Portfolio - Series 2, as these funds were recently dissolved.


7337 E. Doubletree Ranch Rd.         Tel: 480-477-3000       ING Investors Trust
Scottsdale, AZ 85258-2034            Fax: 480-477-2700          ING Mutual Funds
                                     www.ingfunds.com         ING Partners, Inc.

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     Please signify your acceptance to act as Transfer Agent and Dividend
Disbursing Agent under the Agreement with respect to the Funds by signing below.


                                                      Very sincerely,

                                                      /s/ Todd Modic

                                                      Todd Modic
                                                      Senior Vice President
                                                      ING Investors Trust
                                                      ING Mutual Funds
                                                      ING Partners, Inc.


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:
       ----------------------------------------
Name:
       ----------------------------------------
Title:                        , Duly Authorized
       ----------------------------------------

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                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT
                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                                 TYPE OF            STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION        ORGANIZATION      I.D. NO.
------------------                                            ------------        ------------      --------
ING CORPORATE LEADERS TRUST FUND                             Trust               New York          13-6061925

ING EQUITY TRUST                                             Business Trust      Massachusetts        N/A
   ING Convertible Fund                                                                            33-0552461
   ING Disciplined LargeCap Fund                                                                   06-1533751
   ING Equity and Bond Fund                                                                        33-0552418
   ING Financial Services Fund                                                                     95-4020286
   ING LargeCap Growth Fund                                                                        33-0733557
   ING LargeCap Value Fund                                                                         20-0437128
   ING MidCap Opportunities Fund                                                                   06-1522344
   ING MidCap Value Choice Fund                                                                    20-2024800
   ING MidCap Value Fund                                                                           86-1048451
   ING Principal Protection Fund                                                                   86-1033467
   ING Principal Protection Fund II                                                                86-1039030
   ING Principal Protection Fund III                                                               86-1049217
   ING Principal Protection Fund IV                                                                82-0540557
   ING Principal Protection Fund V                                                                 27-0019774
   ING Principal Protection Fund VI                                                                48-1284684
   ING Principal Protection Fund VII                                                               72-1553495
   ING Principal Protection Fund VIII                                                              47-0919259
   ING Principal Protection Fund IX                                                                20-0453800
   ING Principal Protection Fund X                                                                 20-0584080
   ING Principal Protection Fund XI                                                                20-0639761
   ING Principal Protection Fund XII                                                               20-1420367
   ING Principal Protection Fund XIII                                                              20-1420401
   ING Principal Protection Fund XIV                                                               20-1420432
   ING Real Estate Fund                                                                            43-1969240
   ING SmallCap Opportunities Fund                                                                 04-2886856
   ING SmallCap Value Choice Fund                                                                  20-2024826
   ING SmallCap Value Fund                                                                         86-1048453

ING FUNDS TRUST                                              Statutory Trust     Delaware             N/A
   ING Classic Money Market Fund                                                                   23-2978935

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
                                                                 TYPE OF            STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION        ORGANIZATION      I.D. NO.
------------------                                            ------------        ------------      --------
ING FUNDS TRUST (CONT.)                                      Statutory Trust     Delaware             N/A
   ING GNMA Income Fund                                                                            22-2013958
   ING High Yield Bond Fund                                                                        23-2978938
   ING Institutional Prime Money Market Fund                                                       20-2990793
   ING Intermediate Bond Fund                                                                      52-2125227
   ING National Tax-Exempt Bond Fund                                                               23-2978941

ING INVESTMENT FUNDS, INC.                                   Corporation         Maryland             N/A
   ING MagnaCap Fund                                                                               22-1891924

ING INVESTORS TRUST                                          Business Trust      Massachusetts        N/A
   ING AIM Mid Cap Growth Portfolio                                                                13-3851354
   ING Alliance Mid Cap Growth Portfolio                                                           51-0380290
   ING American Funds Growth Portfolio                                                             55-0839555
   ING American Funds Growth-Income Portfolio                                                      55-0839542
   ING American Funds International Portfolio                                                      55-0839952
   ING Capital Guardian Managed Global Portfolio                                                   51-0377646
   ING Capital Guardian Small/Mid Cap Portfolio                                                    13-3869101
   ING Capital Guardian U.S. Equities Portfolio                                                    23-3027332
   ING Eagle Asset Capital Appreciation Portfolio                                                  13-3793993
   ING Evergreen Health Sciences Portfolio                                                         20-0573913
   ING Evergreen Omega Portfolio                                                                   20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                                       25-6725709
   ING FMR(SM) Earnings Growth Portfolio                                                           20-1794099
   ING FMR(SM) Small Cap Equity Portfolio                                                          20-3606533
   ING Global Real Estate Portfolio                                                                20-3602480
   ING Global Resources Portfolio                                                                  95-6895627
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                                      23-3074142
   ING International Portfolio                                                                     23-3074140
   ING Janus Contrarian Portfolio                                                                  23-3054937
   ING JPMorgan Emerging Markets Equity Portfolio                                                  52-2059121
   ING JPMorgan Small Cap Equity Portfolio                                                         02-0558352
   ING JPMorgan Value Opportunities Portfolio                                                      20-1794128
   ING Julius Baer Foreign Portfolio                                                               02-0558388
   ING Legg Mason Value Portfolio                                                                  23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                                       20-0573999
   ING LifeStyle Growth Portfolio                                                                  20-0573986
   ING LifeStyle Moderate Growth Portfolio                                                         20-0573968
   ING LifeStyle Moderate Portfolio                                                                20-0573946
   ING Limited Maturity Bond Portfolio                                                             95-6895624
   ING Liquid Assets Portfolio                                                                     95-6891032
   ING MarketPro Portfolio                                                                         20-2990523
   ING MarketStyle Growth Portfolio                                                                20-2990561

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
                                                                 TYPE OF            STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION        ORGANIZATION      I.D. NO.
------------------                                            ------------        ------------      --------
ING INVESTORS TRUST (CONT.)
   ING MarketStyle Moderate Growth Portfolio                                                       20-2990595
   ING MarketStyle Moderate Portfolio                                                              20-2990628
   ING Marsico Growth Portfolio                                                                    51-0380299
   ING Marsico International Opportunities Portfolio                                               20-1794156
   ING Mercury Large Cap Value Portfolio                                                           02-0558367
   ING Mercury Large Cap Growth Portfolio                                                          02-0558346
   ING MFS Mid Cap Growth Portfolio                                                                51-0380288
   ING MFS Total Return Portfolio                                                                  51-0380289
   ING MFS Utilities Portfolio                                                                     20-2455961
   ING Oppenheimer Main Street Portfolio(R)                                                        51-0380300
   ING PIMCO Core Bond Portfolio                                                                   51-0380301
   ING PIMCO High Yield Portfolio                                                                  02-0558398
   ING Pioneer Fund Portfolio                                                                      20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                             20-1487187
   ING Salomon Brothers All Cap Portfolio                                                          23-0326348
   ING Salomon Brothers Investors Portfolio                                                        23-3027331
   ING Stock Index Portfolio                                                                       55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                                95-6895626
   ING T. Rowe Price Equity Income Portfolio                                                       95-6895630
   ING UBS U.S. Allocation Portfolio                                                               23-3054961
   ING Van Kampen Equity Growth Portfolio                                                          02-0558376
   ING Van Kampen Global Franchise Portfolio                                                       02-0558382
   ING Van Kampen Growth and Income Portfolio                                                      13-3729210
   ING Van Kampen Real Estate Portfolio                                                            95-6895628
   ING VP Index Plus International Equity Portfolio                                                20-2990679
   ING Wells Fargo Mid Cap Disciplined Portfolio                                                   13-6990661
   ING Wells Fargo Small Cap Disciplined Portfolio                                                 20-3602389

ING MAYFLOWER TRUST                                          Business Trust      Massachusetts        N/A
   ING International Value Fund                                                                    06-1472910

ING MUTUAL FUNDS                                             Statutory Trust     Delaware             N/A
   ING Diversified International Fund                                                              20-3616995
   ING Emerging Countries Fund                                                                     33-0635177
   ING Emerging Markets Fixed Income Fund                                                          20-3617319
   ING Foreign Fund                                                                                72-1563685
   ING Global Equity Dividend Fund                                                                 55-0839557
   ING Global Real Estate Fund                                                                     86-1028620
   ING Global Value Choice Fund                                                                    33-0552475
   ING Greater China Fund                                                                          20-3617281
   ING Index Plus International Equity Fund                                                        20-3617246
   ING International Capital Appreciation Fund                                                     20-3617270
   ING International Fund                                                                          22-3278095

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
                                                                 TYPE OF            STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION        ORGANIZATION      I.D. NO.
------------------                                            ------------        ------------      --------
ING MUTUAL FUNDS (CONT.)
   ING International Value Choice Fund                                                             20-2024764
   ING International SmallCap Fund                                                                 33-0591838
   ING Precious Metals Fund                                                                        13-2855309
   ING Russia Fund                                                                                 22-3430284

ING PARTNERS, INC.                                           Corporation         Maryland              N/A
  ING American Century Large Company Value Portfolio                                               52-2354157
  ING American Century Select Portfolio                                                            52-2354143
  ING American Century Small Cap Value Portfolio                                                   45-0467862
  ING Baron Asset Portfolio                                                                        20-3606461
  ING Baron Small Cap Growth Portfolio                                                             75-3023525
  ING Davis Venture Value Portfolio                                                                52-2354160
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                                      20-1351800
  ING Fidelity(R) VIP EquityIncome Portfolio                                                       20-1352142
  ING Fidelity(R) VIP Growth Portfolio                                                             20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                                            20-1352148
  ING Fundamental Research Portfolio                                                               52-2354152
  ING Goldman Sachs(R) Capital Growth Portfolio                                                    52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                                       51-0457737
  ING JPMorgan Fleming International Portfolio                                                     06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                                             75-3023510
  ING Lord Abbett U.S. Government Securities Portfolio                                             20-3606442
  ING MFS Capital Opportunities Portfolio                                                          06-1496058
  ING Neuberger Berman Partners Portfolio                                                          20-3606413
  ING Neuberger Berman Regency Portfolio                                                           20-3606426
  ING OpCap Balanced Value Portfolio                                                               52-2354147
  ING Oppenheimer Global Portfolio                                                                 75-3023503
  ING Oppenheimer Strategic Income Portfolio                                                       20-1544721
  ING PIMCO Total Return Portfolio                                                                 75-3023517
  ING Pioneer High Yield Portfolio                                                                 20-3606502
  ING Salomon Brothers Aggressive Growth Portfolio                                                 06-1496052
  ING Salomon Brothers Large Cap Growth Portfolio                                                  51-0457738
  ING Solution 2015 Portfolio                                                                      20-2456044
  ING Solution 2025 Portfolio                                                                      47-0951928
  ING Solution 2035 Portfolio                                                                      20-2456104
  ING Solution 2045 Portfolio                                                                      20-2456138
  ING Solution Income Portfolio                                                                    20-2456008

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

                                                                 TYPE OF            STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION        ORGANIZATION      I.D. NO.
------------------                                            ------------        ------------      --------
ING PARTNERS, INC. (CONT.)
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                          52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                       06-1496081
   ING Templeton Foreign Equity Portfolio                                                          20-3606522
   ING UBS U.S. Large Cap Equity Portfolio                                                         06-1496055
   ING Van Kampen Comstock Portfolio                                                               75-3023521
   ING Van Kampen Equity and Income Portfolio                                                      52-2354153

ING PRIME RATE TRUST                                         Business Trust      Massachusetts     95-6874587

ING SENIOR INCOME FUND                                       Statutory Trust     Delaware          86-1011668

ING VARIABLE INSURANCE TRUST                                 Statutory Trust     Delaware             N/A
   ING GET U.S. Core Portfolio - Series 1                                                          43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                          41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                          32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                          32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                          32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                          32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                          83-0403223
   ING GET U.S. Core Portfolio - Series 8                                                          20-1420513
   ING GET U.S. Core Portfolio - Series 9                                                          20-1420578
   ING GET U.S. Core Portfolio - Series 10                                                         20-2936139
   ING GET U.S. Core Portfolio - Series 11                                                         20-2936166
   ING GET U.S. Core Portfolio - Series 12                                                         20-2936189
   ING VP Global Equity Dividend Portfolio                                                         25-6705433

ING VARIABLE PRODUCTS TRUST                                  Business Trust      Massachusetts        N/A
   ING VP Convertible Portfolio                                                                    86-1028318
   ING VP Disciplined LargeCap Fund                                                                06-6397003
   ING VP Financial Services Portfolio                                                             86-1028316
   ING VP High Yield Bond Portfolio                                                                06-6396995
   ING VP International Value Portfolio                                                            06-6453493
   ING VP LargeCap Growth Portfolio                                                                86-1028309
   ING VP MagnaCap Portfolio                                                                       06-6493762
   ING VP MidCap Opportunities Portfolio                                                           06-6493760
   ING VP Real Estate Portfolio                                                                    20-0453833
   ING VP SmallCap Opportunities Portfolio                                                         06-6397002

ING VP EMERGING MARKETS FUND, INC.                           Corporation         Maryland          06-1287459

ING VP NATURAL RESOURCES TRUST                               Business Trust      Massachusetts     22-2932678

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
                                                                 TYPE OF            STATE OF        TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION        ORGANIZATION      I.D. NO.
------------------                                            ------------        ------------      --------
USLICO SERIES FUND                                           Business Trust      Massachusetts        N/A
   The Asset Allocation Portfolio                                                                  54-1499147
   The Bond Portfolio                                                                              54-1499901
   The Money Market Portfolio                                                                      54-1499149
   The Stock Portfolio                                                                             54-1499398

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